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                       SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549-1004





                                    FORM 8-K
                   CURRENT REPORT PURSUANT TO SECTION 13 OF
                      THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) May 27, 1997
                                  ------------




                           GENERAL MOTORS CORPORATION
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                         Identification No.)




   100 Renaissance Center, Detroit, Michigan                 48243-7301
3044 West Grand Boulevard, Detroit, Michigan                 48202-3091
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313)-556-5000
                                                         --------------
















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ITEM 5. OTHER EVENTS


      (a) As previously discussed in the General Motors Corporation Quarterly Report on Form 10-Q for the period ended March 31, 1997 (1997 1st Quarter 10-Q), local union members in Oklahoma City, Oklahoma, and Pontiac, Michigan, ceased production at two assembly plants on April 4 and April 22, 1997, respectively, where new local union agreements had not been completed. The work stoppage at the Oklahoma City facility ended on May 27, 1997, after GM and representatives of the local union reached a tentative agreement, that was subsequently ratified by the members of the local union. GM is seeking to resolve the issues which have created the work stoppage at the Pontiac facility, the timing of which is uncertain. To the extent that work stoppages continue to disrupt the production and shipment of vehicles, the resulting deferral or decline in revenues will have a continuing impact on GM's results of operations. Including the unfavorable after-tax impact of $225 million through May 15, 1997, that was disclosed in the 1997 1st Quarter 10-Q, GM estimates that the work stoppages in Oklahoma City and Pontiac had an aggregate unfavorable after-tax impact of $490 million, or $0.67 per share of GM $1-2/3 par value common stock, during the 1997 second quarter that resulted from a loss of 96,000 units of production. The above estimated unfavorable after-tax impact represents the combined effects for GM North American Operations (aggregate to date - $375 million), Delphi Automotive Systems (aggregate to date - $85 million), and the Delco Electronics unit of Hughes (aggregate to date - $30 million) and does not take into account the effect of possible recoveries that may occur through truck production increases that GM is likely to pursue at various facilities in future periods.









                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GENERAL MOTORS CORPORATION
                                            --------------------------
                                                    (Registrant)
Date    June 30, 1997
        -----------------
                                                                              By
                                            s/Peter R. Bible
                                            -------------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)












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